                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                            Commission Only
[X] Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 PANAVISION INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
--------------------------------------------------------------------------------
(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                                 PANAVISION INC.
                               6219 DE SOTO AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367
                                TEL: 818-316-1000




                                            March 30, 2001

To Our Stockholders:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Panavision Inc. to be held at the St. Regis Hotel, Two East 55th Street, New York, New York, on Thursday, May 24, 2001, at 10:00 a.m. local time.

         The business of the meeting will be to elect directors and ratify the selection of independent auditors for 2001. Information on each of these matters can be found in the accompanying Proxy Statement.

         While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. If you desire to vote in accordance with management's recommendations, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote; date and sign the proxy; and return it in the enclosed postage-paid envelope as soon as conveniently possible.

                                       Sincerely,



                                       John S. Farrand
                                       President and Chief Executive Officer

                                 PANAVISION INC.
                               6219 DE SOTO AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367
                                TEL: 818-316-1000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Panavision Inc.:

         Notice is hereby given that the 2001 Annual Meeting of Stockholders of Panavision Inc., a Delaware corporation (the "Company"), will be held on the 24th day of May 2001 at 10:00 a.m., local time, at the St. Regis Hotel, Two East 55th Street, New York, New York, for the following purposes:

         1. To elect the nominees for the Board of Directors of the Company to serve until the next annual meeting and until such directors' successors are duly elected and shall have qualified.

         2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for 2001.

         3. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

         A Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only stockholders of record at the close of business on March 26, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be located at the offices of the Company at 6219 De Soto Avenue, Woodland Hills, California 91367, at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

         To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. Since proxies may be revoked at any time, any stockholder attending the Annual Meeting may vote in person even if that stockholder has returned a proxy.

                                       By Order of the Board of Directors

                                       PANAVISION INC.

March 30, 2001

                 PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING
                  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
                   THIS WILL ENSURE THAT YOUR SHARES ARE VOTED
                         IN ACCORDANCE WITH YOUR WISHES.

                      ------------------------------------

                                 PANAVISION INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 2001

                      ------------------------------------

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Panavision Inc., a Delaware corporation (the "Company"), of proxies to be voted at the 2001 Annual Meeting of Stockholders to be held on the 24th day of May 2001 at 10:00 a.m., local time, at the St. Regis Hotel, Two East 55th Street, New York, New York, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy are first being sent to stockholders on or about March 30, 2001.

         At the Annual Meeting, the Company's stockholders will be asked: (1) to elect the nominees for the Board of Directors of the Company until the Company's next annual meeting and until such directors' successors are duly elected and shall have qualified: Ronald O. Perelman, Philip E. Beekman, Donald G. Drapkin, John S. Farrand, Edward Grebow, James R. Maher, Martin D. Payson and Kenneth Ziffren; (2) to ratify the selection of Ernst & Young LLP as the Company's independent auditors for 2001; and (3) to transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

         The principal executive offices of the Company are located at 6219 De Soto Avenue, Woodland Hills, California 91367 and the telephone number is 818-316-1000.

SOLICITATION AND VOTING OF PROXIES; REVOCATION

         All proxies duly executed and received by the Company will be voted on all matters presented at the Annual Meeting in accordance with the instructions given therein by the person executing such proxy or, in the absence of such instructions, will be voted FOR the election of the nominees for the Board of Directors of the Company identified in this Proxy Statement and FOR the ratification of Ernst & Young LLP as the Company's auditors. The submission of a signed proxy will not affect a stockholder's right to attend, or vote in person at, the Annual Meeting. Any stockholder may revoke his or her proxy at any time before it is voted by written notice to such effect received by the Company at 6219 De Soto Avenue, Woodland Hills, California 91367, Attention: Secretary, by delivery of a subsequently dated proxy or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

         The accompanying form of proxy is being solicited on behalf of the Board of Directors. The solicitation of proxies may be made by mail and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and regular employees of the

Company without special compensation therefor. The Company will bear the costs incurred in connection with the solicitation of proxies and expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners.

RECORD DATE; OUTSTANDING SHARES; VOTING AT THE ANNUAL MEETING

         Only holders of record of the Company's common stock, par value $0.01 (the "Common Stock"), at the close of business on March 26, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On that date, there were issued and outstanding 8,769,919 shares of Common Stock, each of which is entitled to one vote. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Any stockholder present (including broker non-votes) at the Annual Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists. With respect to all matters considered at the Annual Meeting (other than the election of directors), an abstention (or broker non-vote) has the same effect as a vote against the proposal. Abstentions from voting on the election of directors (including broker non-votes) will have no effect on the outcome of the vote.

         The affirmative vote of a plurality of the votes cast is required to elect the nominees for the Board of Directors of the Company. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy is required to ratify the selection of Ernst & Young LLP.

         PX Holding Corporation ("PX Holding"), which beneficially owns 7,320,225 shares or 83.47% of the outstanding Common Stock as of the Record Date, has informed the Company of its intention to vote its shares of Common Stock FOR the election to the Board of Directors of the nominees for director identified in this Proxy Statement and FOR ratification of the selection of Ernst & Young LLP as the Company's auditors. Accordingly, the affirmative vote of PX Holding is sufficient, without the concurring vote of any other stockholder of the Company, to constitute a quorum, elect the director nominees and approve the other proposal being voted upon. PX Holding is wholly owned by Mafco Holdings Inc. ("Mafco Holdings"), the sole stockholder of which is Ronald
O. Perelman, Chairman of the Board of Directors of the Company.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The individuals identified below as nominees will be elected at the Annual Meeting to serve until the next succeeding Annual Meeting of stockholders and until their successors are duly elected and shall have qualified. All of the nominees listed herein are currently members of the Board of Directors and, except as herein stated, the proxies solicited hereby will be voted FOR the election of the nominees listed herein. All nominees, if elected, are expected to serve until the next succeeding Annual Meeting. Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Under applicable Delaware law, in tabulating the vote, abstentions from voting on the election of directors (including broker non-votes) will be disregarded and have no effect on the outcome of the vote.

         The Board of Directors has been informed that the nominees are willing to serve as directors, but if any of them should decline or be unable to act as a director, the individuals named in the proxies will vote for the election of such other person or persons as they, in their discretion, may choose. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED HEREIN FOR DIRECTOR.

DIRECTORS OF THE COMPANY

         The name, age (as of March 30, 2001), principal occupation, selected biographical information and period of service as a director of the Company of each director of the Company is set forth hereafter.

         RONALD O. PERELMAN (58) has been Chairman of the Board of Directors and a director of the Company since 1998 and has been Chairman of the Board of Directors and Chief Executive Officer of Mafco Holdings and MacAndrews & Forbes Holdings Inc. (together with Mafco Holdings, "MacAndrews & Forbes"), diversified holding companies, and various affiliates since 1980. Mr. Perelman also is Chairman of the Executive Committee of the Board of M & F Worldwide Corp. ("M & F Worldwide") and Chairman of the Board of Revlon Consumer Products Corporation ("Revlon Products") and Revlon, Inc. ("Revlon"). Mr. Perelman is a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"): Golden State Bancorp Inc., Golden State Holdings Inc., M & F Worldwide, Revlon Products, Revlon, and REV Holdings Inc.

         PHILIP E. BEEKMAN (69) has been a director of the Corporation since 2001. Mr. Beekman has been President of Owl Hollow Enterprises for more than the past five years. From 1986 to 1994 Mr. Beekman was Chairman of the Board and Chief Executive Officer of Hook-SupeRx, Inc., from 1977 to 1986 he was President and Chief Operating Officer of Seagram Company Limited and from 1973 to 1976 he was President of Colgate Palmolive Co. International. Mr. Beekman also is a director of the following corporations which file reports pursuant to the Exchange Act: The General Chemical Group Inc., The Kendle Company, Linens 'N Things Inc. and Sunbeam Corporation.

         DONALD G. DRAPKIN (53) has been a Director of the Company since December 2000. Mr. Drapkin has been a Director and Vice Chairman of MacAndrews & Forbes and various of its affiliates since March 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom in New York for more than five years. Mr. Drapkin also is a director of the following corporations which file reports pursuant to the Exchange Act: Anthracite Capital, Inc., BlackRock Asset Investors, The Molson

Companies Limited, Playboy.com, Inc., Playboy Enterprises, Inc., ProxyMed, Inc., Revlon Products, Revlon, The Warnaco Group, Inc. and Weider Nutrition International, Inc.

         JOHN S. FARRAND (56) has been the President and Chief Executive Officer of the Company since January 1999 and was President and Chief Operating Officer of the Company from 1985 to 1998. He has been a director of the Company since 1996. From 1980 to 1985, Mr. Farrand was employed by Warner Communications Inc. in several senior executive positions. He was President of its Atari Coin-Operated Games Division and subsequently was appointed President and Chief Operating Officer of Atari Holdings, Inc. Prior to 1980, Mr. Farrand spent 14 years with Music Hire Group Limited, a U.K. company specializing in coin-operated music systems (juke boxes), and from 1973 to 1980 served as Managing Director. Mr. Farrand is a member of the Academy of Motion Picture Arts and Sciences, a member of the Society of Motion Picture and Television Engineers and an associate member of the American Society of Cinematographers.

         EDWARD GREBOW (51) has been a director of the Company since December 2000. Mr. Grebow has been Deputy President of Sony Electronics Inc. since April 2000 and President of Sony's Broadcast and Professional Company since July 1999. Prior to joining Sony Electronics Inc., Mr. Grebow was President and Chief Executive Officer of Chyron Corporation, a leading manufacturer of broadcast graphics, routing and automation systems. Prior to 1997, Mr. Grebow was President of TELE-TV Systems (a new media joint venture of Bell Atlantic, Pacific Telesis Group and Nynex) for two years, an Executive Vice President of CBS Inc. (broadcasting) for seven years and held various management positions at Morgan Guaranty Trust Company and The Bowery Savings Bank for more than 15 years.

         JAMES R. MAHER (51) has been a director of the Company since 1998. Mr. Maher held executive positions with MacAndrews & Forbes and various affiliates from 1995 through 2000. He was Chairman of the Board of Laboratory Corporation of America Holdings, a clinical laboratory company, from 1995 to 1996 and was President and Chief Executive Officer of National Health Laboratories Holdings Inc., a clinical laboratory company and a predecessor to Lab Corp, from 1992 to 1995. Mr. Maher was Vice Chairman of First Boston Corporation, an investment bank, from 1990 to 1992 and a Managing Director of First Boston Corporation from 1982 to 1990.

         MARTIN D. PAYSON (65) has been a director of the Company since 1996. He was Vice Chairman and a director of Time Warner Inc., an entertainment company, from 1990 through 1992 when he retired. Prior to 1990, Mr. Payson was a member of the Office of the President and General Counsel of Warner Communications Inc. Mr. Payson is a director of the following corporations which file reports pursuant to the Exchange Act: Classic Communications, Inc., Delta Financial Corp. and Global Decisions Group, LLC.

         WILLIAM C. SCOTT (65) has been a director of the Company since 1988 and was Chairman and Chief Executive Officer of the Company, including its predecessors in business, from 1988 through 1998. Mr. Scott is a director of the following corporations which file reports pursuant to the Exchange Act: Edison Control Corporation and Vari-Lite, Inc. Mr. Scott's term as a director expires at the Annual Meeting; he is not standing for reelection.

         KENNETH ZIFFREN (60) has been a director of the Company since 1998 and has been a partner in the law firm of Ziffren, Brittenham, Branca & Fischer LLP since 1979. Mr. Ziffren is a director of the following corporation which files reports pursuant to the Exchange Act: City National Corp.

BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors has an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee (the "Compensation Committee"); it does not have a Nominating Committee.

         The Executive Committee consists of Messrs. Perelman, Drapkin, Maher and Scott. The Executive Committee may exercise all of the powers and authority of the Board of Directors, except as otherwise provided under the Delaware General Corporation Law. The Audit Committee, consisting of Messrs. Beekman, Payson and Ziffren, makes recommendations to the Board of Directors regarding the engagement of the Company's independent auditors, reviews the plan, scope and results of the audit, reviews with the auditors and management the Company's policies and procedures with respect to internal accounting and financial controls and reviews changes in accounting policy and the scope of the non-audit services which may be performed by the Company's independent auditors. The Compensation Committee, consisting of Messrs. Drapkin, Maher and Ziffren, makes recommendations to the Board of Directors regarding compensation, benefits and incentive arrangements for officers and other key managerial employees of the Company. The Compensation Committee considers and grants awards of options to purchase shares of Common Stock pursuant to the Company's stock option plans as from time to time in effect and approves participation in the Executive Incentive Compensation Plan.

         During 2000, the Board of Directors held four meetings, the Audit Committee held five meetings and the Compensation Committee held one meeting. During 2000, the Executive Committee acted once by unanimous written consent and the Compensation Committee acted twice by unanimous written consent.

COMPENSATION OF DIRECTORS

         Directors who are not currently receiving compensation as officers or employees of the Company or any of its affiliates are paid an annual $20,000 retainer fee, payable in quarterly installments, plus reasonable out-of-pocket expenses and a fee of $1,000 for each meeting of the Board of Directors or any committee thereof they attend.

         Mr. Scott has a consulting agreement with the Company for a four year term ending on December 31, 2002, pursuant to which he has agreed to consult with management of the Company concerning its business generally and growth opportunities. The agreement calls for Mr. Scott to devote up to 20 hours per month to such services. Mr. Scott will be paid a fee of $150,000 per year and the Company will pay all of the expenses associated with an office and secretarial assistance for Mr. Scott.

EXECUTIVE OFFICERS

         The following table sets forth as of the date hereof the executive officers of the Company.

NAME                                       POSITION
----                                       --------

John S. Farrand          President and Chief Executive Officer
Barry F. Schwartz        Executive Vice President and General Counsel
Scott L. Seybold         Executive Vice President and Chief Financial Officer

         For biographical information about Mr. Farrand, see "Directors of the Company."

         BARRY F. SCHWARTZ has been Executive Vice President and General Counsel of the Company since 1998. He has been Executive Vice President and General Counsel of MacAndrews & Forbes and various affiliates since 1993 and was Senior Vice President from 1989 to 1992.

         SCOTT L. SEYBOLD has been Executive Vice President and Chief Financial Officer of the Company since 1999. Immediately prior to joining the Company, Mr. Seybold was Director, Corporate Planning for Harman International, Inc. From 1981 to 1994, he held various financial management positions with Allergan, Inc. and Smith International, Inc.

EXECUTIVE COMPENSATION

         The compensation paid by the Company for services during each of the years ended December 31, 1998, 1999 and 2000 to its Chief Executive Officer and each of the Company's other most highly compensated executive officers was as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-
                                                                                          TERM
                                                                                      COMPENSATION
                                                    ANNUAL COMPENSATION                  AWARDS
                                       -----------------------------------------------------------------------------
                                                                                        Number of
                                                                                       Securities
                                                                                       Underlying         All
                                                                            Other       Options/         Other
Name and                                                                   Annual         SARs          Compen-
Principal Position               Year    Salary ($)(a)    Bonus ($)(b) Compensation ($)    (#)       sation ($)(c)
------------------               ----    -------------    ------------ ----------------    ---       -------------
John S. Farrand (d)              2000       900,000          810,600          0          100,000        11,565
President and Chief Executive    1999       800,000          706,000        8,500        200,000        10,470
Officer                          1998       646,298             0          10,200           0            9,709

Joseph P. Page (e)               2000       333,333             0           4,644           0              0
Vice Chairman and Chief          1999       700,000          355,250          0          200,000           0
Administrative Officer           1998       100,000             0             0             0              0

Scott L. Seybold (f)             2000       243,058          213,900        6,000        30,000          9,492
Executive Vice President and     1999       116,615          55,000         3,500        20,000          5,206
Chief Financial Officer

--------------
(a)   Includes salary paid or accrued during year indicated.

(b) Includes bonus accrued during the applicable year. Bonuses are paid pursuant to the Executive Incentive Compensation Plan.

(c) The amounts reported include payments for life insurance premiums and matching contributions by the Company under its 401(k) plan.

(d) Mr. Farrand served as President and Chief Operating Officer through December 31, 1998. He was elected President and Chief Executive Officer effective January 1, 1999.

(e) Mr. Page served as Vice Chairman and Chief Administrative Officer from November 1998 to May 2000.

(f)   Mr. Seybold joined the Company in May 1999.

STOCK OPTION TRANSACTIONS IN 2000

         The following table shows the number of stock options granted in 2000 to executive officers named in the Summary Compensation Table:

                                               Percent of
                                                 Total
                         Number of Shares     Options/SARs
                            Underlying         Granted to
                           Options/SARs       Employees in    Exercise Price                        Grant Date
        Name                 Granted           Fiscal Year      ($/Share)     Expiration Date  Present Value ($)(a)
        ----                 -------           -----------      ---------     ---------------  --------------------
John S. Farrand (b)          100,000              76.9%            $7.50          2/28/2010          $339,000
Scott L. Seybold (c)         30,000               23.1%            $7.50          7/31/2010          $149,100

--------------
(a) The present value of the options is based on the Black-Scholes option pricing model using the following weighted average assumptions: (1) for Mr. Farrand's 3/2/2000 grant (i) stock price volatility of 44.0%, (ii) risk-free rate of 6.65%, (iii) a dividend yield of 0%, (iv) an exercise price equal to $7.50, (v) a stock price at date of grant equal to $7.25,
      (vi) an expected life of five years and (vii) no discounts for forfeiture or limited transferability, (2) for Mr. Seybold's 7/31/2000 grant (i) stock price volatility of 44.1%, (ii) risk-free rate of 6.13%, (iii) a dividend yield of 0%, (iv) an exercise price equal to $7.50, (v) a stock price at date of grant equal to $9.25, (vi) an expected life of five years and (vii) no discounts for forfeiture or limited transferability.

(b) Mr. Farrand's options vest as follows: 33,334 on March 2, 2000; 33,333 on February 28, 2001; and 33,333 on February 28, 2002.

(c) Mr. Seybold's options vest as follows: 10,000 on July 31, 2000; 10,000 on February 28, 2001; and 10,000 on February 28, 2002.

These stock options are transferable by will, by the laws of decent and distribution, and to members of the optionee's immediate family.

AGGREGATED OPTION/SAR EXERCISES IN 2000 AND YEAR END 2000 OPTION/SAR VALUES

         The following table shows, for 2000, the number of stock options exercised and the 2000 year-end value of unexercised stock options held by the executive officers named in the Summary Compensation Table:

                                                               Number of Shares
                                                                  Underlying
                                                                 Unexercised           Value of Unexercised
                                                               Options/SARs at             In-the-Money
                                                                   Year End            Options/SARs at Year
                   Shares Acquired on          Value              Exercisable/                 End
       Name            Exercise (#)         Realized ($)          Unexercisable       Exercisable/Unexercisable
       ----            ------------         ------------          -------------       -------------------------
John S. Farrand               0                  0                233,334/66,666                  0/0
Joseph P. Page                0                  0                   133,333/0                    0/0
Scott L. Seybold              0                  0                 30,000/20,000                  0/0

                            REPORT OF AUDIT COMMITTEE

         The Audit Committee is comprised of Messrs. Beekman, Payson and Ziffren, who are "independent" as such term is defined in the relevant portion of the New York Stock Exchange's listing standards. The overall responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board. The Committee has the responsibility to evaluate the independent auditors and, if appropriate, recommend to the Board their replacement. The Committee must discuss with the auditors the scope and plan for the audit, and with both the auditors and management the adequacy and effectiveness of the Company's financial and accounting controls. The Committee also reviews with both management and the auditors the Company's quarterly and annual financial statements; it passes upon the quality of accounting principles, reasonableness of significant judgments and clarity of disclosures in the financial statements. These responsibilities are more fully described in the Charter of the Audit Committee approved by the Board of Directors, reproduced as Annex A to this Proxy Statement.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (the "ISB"). The ISB was created jointly by the Securities and Exchange Commission (the "SEC") and the American Institute of Certified Public Accountants as the standards-setting body to provide leadership in improving independence requirements for auditors from their audit clients.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their audit of the Company's financial statements. It met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee also considered whether any non-audit services provided to the Company by Ernst & Young LLP were compatible with maintaining the auditors' independence from management and the Company.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2000 for filing with the SEC.

                                            The Audit Committee

                                            Martin D. Payson, Chairman
                                            Philip E. Beekman
                                            Kenneth Ziffren

                     COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is comprised of Messrs. Drapkin, Maher and Ziffren. The Committee's duties include determination of the Company's compensation and benefit policies and practices for executive officers and key managerial employees. In accordance with rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation provided to the Company's Chief Executive Officer and the other most highly compensated executive officers.

         COMPENSATION PHILOSOPHY. The Company's compensation program is designed to attract, reward and retain highly qualified executives and to encourage the achievement of business objectives and superior corporate performance. The program seeks to assure the Board of Directors and stockholders that (1) the achievement of the overall goals and objectives of the Company can be supported by adopting an appropriate executive compensation policy and implementing it through an effective total compensation program and (2) the total compensation program and practices of the Company are designed with full consideration of all accounting, tax, securities law and other regulatory requirements.

         The Company's executive compensation program consists of two key elements: (1) an annual compensation component composed of base salary and bonus, and (2) a long-term compensation component composed of equity-based awards pursuant to the Company's stock option plans as from time to time in effect.

         ANNUAL COMPENSATION. Base salaries are determined by considering the responsibilities associated with the position being evaluated and the individual's overall level of experience. In addition, the compensation of the Chief Executive Officer determined by the Compensation Committee was subject to the terms of Mr. Farrand's employment agreement. Annual salary adjustments will be determined by giving consideration to the Company's performance and the individual's contribution to that performance.

         Bonuses are paid pursuant to the Executive Incentive Compensation Plan, in which the Chief Executive Officer and other employees selected by the Compensation Committee are eligible to participate. The plan allows participants to earn bonuses up to a stated percentage of their base salary. The bonuses are paid in part based on the Company's achievement of operating results, and in part based on achievement of individual goals established for the participant.

         LONG-TERM COMPENSATION. In order to align stockholder and executive officer interests, the long-term component of the Company's executive compensation program utilizes equity-based awards whose value is directly related to the value of the Common Stock. These equity-based awards are granted by the Compensation Committee pursuant to the Company's stock option plans as from time to time in effect. Individuals to whom equity-based awards are to be granted and the amount of Common Stock related to equity-based awards are determined solely at the discretion of the Compensation Committee. Because individual equity-based award levels are based on a subjective evaluation of each individual's overall past and expected future contribution, no specific formula is used to determine such awards for any executive.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Farrand has served as President and Chief Executive Officer of the Company since January 1, 1999 and from 1985 until that date served as President and Chief Operating Officer. Mr. Farrand's compensation, which is set forth in his employment agreement, was determined to be appropriate in accordance with the compensation philosophy set forth above and the guidelines of the Compensation Committee. Accordingly, Mr. Farrand will be paid a base salary of $1,000,000 in 2001 and thereafter. Options on 100,000 shares of the Company's common stock were awarded to Mr. Farrand in 2000. In addition, he earned a bonus of $810,600 on account of service to the Company in 2000 pursuant to the formula set forth in the Executive Incentive Compensation Plan, which plan was approved by the Compensation Committee and the full Board of Directors and ratified by the stockholders at the 1999 Annual Meeting.

         The Compensation Committee believes that Mr. Farrand's compensation is appropriate in light of the experience and leadership he brings to the position, including his 15 years of service with the Company and knowledge of the emerging digital image capture, editing, storage and projection technologies. The Committee also believes Mr. Farrand's compensation to be appropriate considering compensation levels of chief executive officers of comparable companies including, but not limited to, companies with emerging technologies and those with which the Company competes for executive talent. No specific weight is given by the Compensation Committee to any of the foregoing factors.

         TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the tax deductibility of compensation in excess of $1 million paid to certain members of senior management, unless the payments are made under a performance-based plan as defined in Section 162(m). The Company's general policy is to structure its compensation programs to preserve the tax deductibility of compensation paid to its executive officers and other members of management. All compensation realized on the exercise of stock options granted pursuant to the Company's stock option plans as from time to time in effect is intended to be exempt from the application of Section 162(m). While the Company currently intends to pursue a strategy of maximizing deductibility of senior management compensation, it also believes it is important to maintain the flexibility to take actions it considers to be in the best interests of the Company and its stockholders, which may be based on considerations in addition to Section 162(m).

                                    The Compensation and Stock Option Committee

                                    Donald G. Drapkin, Chairman
                                    James R. Maher
                                    Kenneth Ziffren

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Messrs. Drapkin, Maher and Ziffren, none of whom is an officer or employee of the Company or any of its subsidiaries.

EMPLOYMENT ARRANGEMENTS

         Mr. Farrand has an employment agreement with the Company which provides for his employment as President and Chief Executive Officer for a stated term commencing January 1, 1999 and ending December 31, 2001. The Company may give notice of non-renewal at any time on or after December 31, 1999 and the term of employment will end 24 months after the last day of the month in which such notice is given. The agreement provides for a base salary of not less than $800,000 in 1999, $900,000 in 2000 and $1,000,000 in 2001 and thereafter. The agreement also provides for participation by Mr. Farrand in the Executive Incentive Compensation Plan. In the event of Mr. Farrand's death, or termination of his employment agreement by the Company as a consequence of his being disabled and unable to perform his duties for more than six months, the agreement terminates except that Mr. Farrand's estate in the case of death or Mr. Farrand in the case of disability will continue to receive 60% of base salary for the balance of the term or 24 months, whichever is longer. If the Company terminates Mr. Farrand's employment other than for disability or cause (as defined in the agreement) or if Mr. Farrand quits as a consequence of a material breach of the agreement by the Company, for the balance of the term or 24 months, whichever is longer, Mr. Farrand will continue to receive base salary, incentive compensation prorated to the date of termination and at a rate equal to 50% of Base Salary thereafter, and fringe benefits, subject, however, to a duty on his part to mitigate damages by seeking other employment. If the Company terminates Mr. Farrand's employment for cause, or as a result of his materially breaching the agreement, the agreement provides that Mr. Farrand is to be paid through the date of termination only.

         Mr. Seybold has an employment agreement with the Company which provides that if at any time his employment with Panavision is terminated by the Company other than for cause, death or disability, he will be entitled to a lump sum severance payment equal to the greater of (i) $200,000 or (ii) his annual base salary in effect at that time.

         Mr. Page had an employment agreement with the Company that provided for his employment as Vice Chairman and Chief Administrative Officer for a stated term commencing January 1, 1999 and ending December 31, 2001. The agreement provided for a base salary of not less than $800,000 in 2000. Mr. Page resigned effective May 31, 2000 and was paid by the Company through that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and The New York Stock Exchange. Officers, directors and greater than ten percent owners are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         Based solely on the Company's review of the copies of such forms it has received and representations from certain reporting persons that they were not required to file Forms 3, 4 or 5 for a specified fiscal year, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2000.

COMMON STOCK PERFORMANCE

         The Company's Common Stock commenced trading on The New York Stock Exchange on November 21, 1996. The graph and table set forth below present a comparison of cumulative shareholder return through December 31, 2000, assuming reinvestment of dividends by an investor who invested $100 on November 21, 1996 in each of (i) the Common Stock, (ii) the S&P 500 Composite Index (the "S&P 500 Index") and (iii) the Russell 2000 Index.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                     COMPANY COMMON STOCK, THE S&P 500 INDEX
                           AND THE RUSSELL 2000 INDEX





                                [CHART OMITTED]





Value of Initial $100 Investment   11/21/96  12/31/96   12/31/97  12/31/98  12/31/99  12/31/00
--------------------------------   --------  --------   --------  --------  --------  --------
Panavision Inc.                     $100.00   $103.75    $129.06    $61.88   $23.44    $13.75
S & P 500 Index                      100.00     98.02     130.72    168.08   203.45    184.92
Russell 2000 Index                   100.00    102.62     125.55    122.03   145.93    139.63

               PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITORS

         The Audit Committee has selected, subject to ratification by the stockholders, Ernst & Young LLP to audit the accounts of the Company for the fiscal year ending December 31, 2001.

         The ratification of the selection of Ernst & Young LLP will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Under applicable Delaware law, in tabulating the votes, abstentions from voting on the ratification of the auditors (including broker non-votes) will be counted and will have the same effect as a vote against the proposal.

         Ernst & Young LLP representatives will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of the Company's 2000 financial statements and reviews of the financial statements included in the Company's Forms 10-Q for 2000 were $473,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered in 2000 for financial information systems design and implementation were $-0-.

         ALL OTHER FEES. The aggregate fees billed to the Company by Ernst & Young LLP for all other services rendered in 2000 to the Company were $555,000 including audit related services of $83,000 and tax related services of $447,000. Audit related services generally include fees for certain statutory and employee benefit plan audits and accounting consultations.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

         The following table sets forth as of March 26, 2001 the total number of shares of Common Stock beneficially owned, and the percent so owned, by each director of the Company, by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by the officers named in the summary compensation table and by all directors and officers as a group. The number of shares owned are those "beneficially owned," as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security, or pursuant to the automatic termination of power of attorney or revocation of trust, discretionary account or similar arrangement.

                                          Amount and Nature of      Percent of
                                       Beneficial Ownership (a)(b)    Class
                                       ---------------------------    -----
Ronald O. Perelman (c)                           7,520,225            85.75%
35 East 62nd Street
New York, NY  10021

Sony Corporation                                 1,428,600            16.29%
Sony Electronics Inc.
  1 Sony Drive
  Park Ridge, NJ  07656

Philip E. Beekman                                        0             *
Donald G. Drapkin                                        0             *
John S. Farrand                                    300,079             3.42%
Edward Grebow                                       12,500             *
James R. Maher                                     200,000             2.28%
Martin D. Payson                                     5,000             *
William C. Scott                                    39,231             *
Scott L. Seybold                                    40,000             *
Kenneth Ziffren                                          0             *
All directors and executive officers             8,117,035            92.56%
  as a group (10 persons)

------------
*     Less than 1%.

(a) Includes Common Stock and warrants or options exercisable within 60 days. Of the shares shown for the Sony entities, 714,300 are subject to issuance under a presently exercisable warrant. Of the shares shown for each individual listed, the following amounts represent options exercisable within 60 days: Mr. Perelman - 200,000, Mr. Farrand - 266,667, Mr. Maher - 200,000, Mr. Seybold - 40,000.

(b) Table prepared in accordance with SEC regulations on beneficial ownership reporting. Based solely on shares outstanding (8,769,919), Mr. Perelman owns 7,320,225 shares (83.47%), Sony owns 714,300 shares (8.14%), the directors and executive officers other than Mr. Perelman own 90,143 shares (1.03%) and all directors and executive officers as a group (10 persons) own 7,410,368 shares (84.50%).

(c) Of such shares of Common Stock, 7,320,225 shares are indirectly owned by Mr. Perelman through Mafco Holdings. The shares so owned and shares of intermediate holding companies are or may from time to time be pledged to secure obligations of Mafco Holdings or its affiliates.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         REGISTRATION RIGHTS AGREEMENT. The Company and PX Holding are parties to a Registration Rights Agreement dated as of June 5, 1998 (the "Registration Rights Agreement") pursuant to which PX Holding and certain transferees of Common Stock held by PX Holding (the "Holders") have the right to require the Company to register all or part of the Common Stock owned by such Holders under the Securities Act of 1933 (a "Demand Registration"). The Company may postpone giving effect to a Demand Registration for up to a period of 30 days if the Company believes such registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or the Company is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company. In addition, the Holders will have the right to participate in registrations by the Company of its Common Stock (an "Incidental Registration") subject, however, to certain rights in favor of the Company to reduce, or eliminate entirely, the number of shares of Common Stock the Holders may have registered in an Incidental Registration. The Company will pay all out-of-pocket expenses incurred in connection with a Demand Registration or an Incidental Registration, except for underwriting discounts, commissions and related expenses attributable to the shares of Common Stock sold by such Holders.

         TAX SHARING AGREEMENT. The Company, for federal income tax purposes, is included in the affiliated group of which Mafco Holdings is the common parent, and the Company's federal taxable income and loss is included in such group's consolidated tax return filed by Mafco Holdings. The Company also may be included in certain state and local tax returns of Mafco Holdings or its subsidiaries. As of February 1, 1999, the Company and certain of its subsidiaries and Mafco Holdings entered into a tax sharing agreement (the "Tax Sharing Agreement"), pursuant to which Mafco Holdings has agreed to indemnify the Company against federal, state or local income tax liabilities of the consolidated or combined group of which Mafco Holdings (or a subsidiary of Mafco Holdings other than the Company or its subsidiaries) is the common parent for taxable periods beginning on or after February 1, 1999 during which the Company or a subsidiary of the Company is a member of such group. Pursuant to the Tax Sharing Agreement, for all taxable periods beginning on or after February 1, 1999, the Company will pay to Mafco Holdings amounts equal to the taxes that the Company would otherwise have to pay if it were to file separate federal, state or local income tax returns (including any amounts determined to be due as a result of a redetermination arising from an audit or otherwise of the consolidated or combined tax liability relating to any such period which is attributable to the Company), except that the Company will not be entitled to carry back any losses to taxable periods ending prior to February 1, 1999. Since the payments to be made under the Tax Sharing Agreement will be determined by the amount of taxes that the Company would otherwise have to pay if it were to file separate federal, state and local income tax returns, the Tax Sharing Agreement will benefit Mafco Holdings to the extent Mafco Holdings can offset the taxable income generated by the Company against losses and tax credits generated by Mafco Holdings and its other subsidiaries.

PROPOSED TRANSACTION.

         On November 9, 2000 Mafco Holdings proposed a transaction to the Board of Directors of M & F Worldwide pursuant to which PX Holding would sell to M & F Worldwide 7,320,225 shares of common stock of the Company, representing 83.47% of the issued and outstanding shares of capital stock of the Company for a price of $190.3 million, representing PX Holding's cost, plus an appropriate premium to be negotiated, representing the growth in the Company's current business and the prospective benefits from its development of digital image technology. Mafco Holdings would be prepared to accept a mix of cash and newly-issued shares of capital stock of M & F Worldwide. However, in light of the fact that Mafco Holdings has a substantial equity interest in M & F Worldwide, the Board of Directors of M & F Worldwide has constituted a special committee of independent directors to consider the proposal.

                             ADDITIONAL INFORMATION

         The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and any Quarterly Reports on Form 10-Q filed thereafter, without charge, upon written request to the Secretary, Panavision Inc., 6219 De Soto Avenue, Woodland Hills, California 91367. Each such request must set forth a good faith representation that, as of the Record Date, March 26, 2001, the person making the request was a beneficial owner of Common Stock entitled to vote.

         In order to ensure timely delivery of such documents prior to the Annual Meeting, any request should be received by the Company promptly.

                              STOCKHOLDER PROPOSALS

         Under the rules and regulations of the SEC as currently in effect, any holder of at least $2,000 in market value of Common Stock who has held such securities for at least one year and who desires to have a proposal presented in the Company's proxy material for use in connection with the Annual Meeting of stockholders to be held in 2002 must transmit that proposal (along with his name, address, the number of shares of Common Stock that he holds of record or beneficially, the dates upon which the securities were acquired, documentary support for a claim of beneficial ownership and a statement of willingness to hold such Common Stock through the date of the 2002 meeting) in writing as set forth below. Proposals of stockholders intended to be presented at the next annual meeting must be received by the Secretary, Panavision Inc., 6219 De Soto Avenue, Woodland Hills, California 91367, not later than November 30, 2001.

                                 OTHER BUSINESS

         The Company knows of no other matters which may come before the annual meeting. However, if any such matters properly come before the meeting, the individuals named in the proxies will vote on such matters in accordance with their best judgment.

March 30, 2001
                                       BY ORDER OF THE BOARD OF DIRECTORS

                                                PANAVISION INC.

                                                                         ANNEX A

                                           As approved by the Board of Directors
                                                                    May 25, 2000

                                 PANAVISION INC.

                         CHARTER OF THE AUDIT COMMITTEE

Organization

         This charter governs the operations of the audit committee. The committee shall obtain the approval of the board of directors for this charter and shall review and reassess the charter at least annually. The committee shall be appointed by the board of directors and shall consist of at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship with management or the Company that may interfere (or give the appearance of interfering) with the exercise of the responsibilities of the Audit Committee. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

         The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication among the committee, the independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel or other experts to assist the Committee in carrying out its responsibilities. Although so empowered, however, the Committee shall not have a duty to conduct investigations, resolve disagreements between management and the independent auditors or assure compliance with law or conformity with the Company's legal compliance and ethics programs.

Responsibilities and Processes

         The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board of directors and report the results of its activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

         The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         1. The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the audit committee, as representatives of the Company's shareholders. The committee shall have the authority and responsibility to evaluate and, where appropriate, recommend to the board appointment or replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholder approval.

         2. The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

         3. The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's quarterly report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

         4. The committee shall review with management and the independent auditors the financial statements to be included in the Company's annual report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                PANAVISION INC.
             PROXY - ANNUAL MEETING OF STOCKHOLDERS - MAY 24, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder hereby appoints Glenn P. Dickes, Barry F. Schwartz and Scott L. Seybold, and each of them, as proxies for the undersigned each with the power to appoint his substitute, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of the common stock of Panavision Inc. (the "Company") that the undersigned may be entitled to vote at the annual meeting of stockholders to be held on May 24, 2001 and at any adjournment or postponement thereof.

     The undersigned stockholder hereby revokes any proxy heretofore given to vote at said meeting and any adjournment thereof. Receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying said Notice, and the Annual Report to Stockholders for the fiscal year ended December 31, 2000 hereby is acknowledged.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED AS DIRECTORS BY THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 DESCRIBED ON THE REVERSE SIDE OF THIS PROXY. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES      Please mark
LISTED BELOW AND FOR PROPOSAL 2.                               your votes as [X]
                                                               indicated in
                                                               this example.

1. ELECTION OF DIRECTORS

                     FOR all nominees             WITHHOLD
                       listed below              AUTHORITY
                    (except as marked     to vote for all nominees
                     to the contrary)           listed below
                           [ ]                      [ ]

Instruction: To withhold authority to vote for any individual nominee, strike a line through the name(s) of the nominee(s) in the list below.

Ronald O. Perelman, Philip E. Beekman, Donald G. Drapkin, John S. Farrand, Edward Grebow, James R. Maher, Martin D. Payson, Kenneth Ziffren

                                                           FOR  AGAINST  ABSTAIN
2. Proposal to ratify the selection of Ernst & Young LLP   [ ]    [ ]      [ ]
   as the Company's independent auditors for 2001.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as the name or names appear on the proxy. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation please sign in full corporate name by the President or another authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE                     SIGNATURE                     DATED         , 2001
         --------------------          --------------------      ---------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK INSIDE THE BOXES SO THAT DATA PROCESSING EQUIPMENT WILL RECORD YOUR VOTES.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                           - FOLD AND DETACH HERE -


                                   [SEE OVER!]